                                                                   EXHIBIT 23(e)
                        CONSENT OF INDEPENDENT AUDITORS
The Board of Directors
United Dominion Realty Trust, Inc.:
We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated May 12, 1994, with respect to the Statement of Rental Operations of The Shire Apartments for the year ended December 31, 1993, filed with the Securities and Exchange Commission on Form 8-K dated May 26, 1994 in the Registration Statement (Form S-3 No. 33-53839), and related Prospectus of United Dominion Realty Trust, Inc. for the Registration of 8,000,000 shares of Common Stock.
L.P. Martin & Company, P.C.
Certified Public Accountants
June 14, 1994

                                                                   EXHIBIT 23(e)
                        CONSENT OF INDEPENDENT AUDITORS
The Board of Directors
United Dominion Realty Trust, Inc.:
We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated May 13, 1994, with respect to the Statement of Rental Operations of Lakewood Place Apartments for the year ended December 31, 1993, filed with the Securities and Exchange Commission on Form 8-K dated May 26, 1994 in the Registration Statement (Form S-3 No. 33-53839), and related Prospectus of United Dominion Realty Trust, Inc. for the Registration of 8,000,000 shares of Common Stock.
L.P. Martin & Company, P.C.
Certified Public Accountants
June 14, 1994

                                                                   EXHIBIT 23(e)
                        CONSENT OF INDEPENDENT AUDITORS
The Board of Directors
United Dominion Realty Trust, Inc.:
We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated May 24, 1994, with respect to the Statement of Rental Operations of Lakeside North Apartments for the year ended December 31, 1993, filed with the Securities and Exchange Commission on Form 8-K dated May 26, 1994 in the Registration Statement (Form S-3 No. 33-53839), and related Prospectus of United Dominion Realty Trust, Inc. for the Registration of 8,000,000 shares of Common Stock.
L.P. Martin & Company, P.C.
Certified Public Accountants
June 14, 1994

                                                                   EXHIBIT 23(e)
                        CONSENT OF INDEPENDENT AUDITORS
The Board of Directors
United Dominion Realty Trust, Inc.:
We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated May 24, 1994, with respect to the Statement of Rental Operations of River Place Apartments for the year ended December 31, 1993, filed with the Securities and Exchange Commission on Form 8-K dated May 26, 1994 in the Registration Statement (Form S-3 No. 33-53839), and related Prospectus of United Dominion Realty Trust, Inc. for the Registration of 8,000,000 shares of Common Stock.
L.P. Martin & Company, P.C.
Certified Public Accountants
June 14, 1994